                                                                      EXHIBIT 20


                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on August 15, 2002 and covers activity from June 25, 2002 through July 25, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of August, 2002.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                        Trust Totals

Number of days in period                                           31
Beginning Principal Receivable Balance              19,898,992,740.08
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   19,898,992,740.08

Finance Charge Collections (excluding                  247,128,384.52
  Discount Option & Recoveries)
Discount Percentage                                             2.00%
Discount Option Receivables Collections                 75,878,686.19
Premium Option Receivables Collections                           0.00
Recoveries                                              15,346,861.18
Total Collections of Finance Charge Receivables        338,353,931.89
Total Collections of Principal Receivables           3,718,055,623.28
Monthly Payment Rate                                         18.0819%
Defaulted amount                                       109,030,069.82
Annualized Default Rate                                       6.4698%
Trust Portfolio Yield                                        13.5690%
New Principal Receivables                            3,770,027,714.33
Ending Principal Receivables Balance                19,841,934,761.31
Ending Required Minimum Principal Balance           18,944,350,000.00
Ending Transferor Amount                             2,136,934,761.31
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      19,841,934,761.31



B. Series Allocations                                           Series 1997-1      Series 1998-1      Series 1999-1    Series 1999-2
---------------------                                           -------------      -------------      -------------    -------------
Group Number                                                                1                  2                  1                1
Invested Amount                                              1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                        0.00               0.00               0.00             0.00
Series Required Transferor Amount                               70,000,000.00      70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                            5.65%              5.65%              5.65%            2.82%
Series Alloc. Finance Charge Collections                        19,110,642.86      19,110,642.86      19,110,642.86     9,555,321.43
Series Allocable Recoveries                                        866,809.44         866,809.44         866,809.44       433,404.72
Series Alloc. Principal Collections                            210,000,317.61     210,000,317.61     210,000,317.61   105,000,158.80
Series Allocable Defaulted Amount                                6,158,151.36       6,158,151.36       6,158,151.36     3,079,075.68

B. Series Allocations                        Series 1999-3      Series 1999-4      Series 1999-5      Series 1999-6    Series 2000-1
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                1
Invested Amount                           1,000,000,000.00               0.00     500,000,000.00     500,000,000.00   500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00               0.00     500,000,000.00     500,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            70,000,000.00               0.00      35,000,000.00      35,000,000.00    35,000,000.00
Series Allocation Percentage                         5.65%              0.00%              2.82%              2.82%            2.82%
Series Alloc. Finance Charge Collections     19,110,642.86               0.00       9,555,321.43       9,555,321.43     9,555,321.43
Series Allocable Recoveries                     866,809.44               0.00         433,404.72         433,404.72       433,404.72
Series Alloc. Principal Collections         210,000,317.61               0.00     105,000,158.80     105,000,158.80   105,000,158.80
Series Allocable Defaulted Amount             6,158,151.36               0.00       3,079,075.68       3,079,075.68     3,079,075.68

B. Series Allocations                        Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5    Series 2001-1
---------------------                         -------------     -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                         2.82%              5.65%              6.85%              4.45%            4.24%
Series Alloc. Finance Charge Collections      9,555,321.43      19,110,642.86      23,164,430.65      15,056,855.08    14,332,982.15
Series Allocable Recoveries                     433,404.72         866,809.44       1,050,678.80         682,940.09       650,107.08
Series Alloc. Principal Collections         105,000,158.80     210,000,317.61     254,546,004.98     165,454,630.24   157,500,238.21
Series Allocable Defaulted Amount             3,079,075.68       6,158,151.36       7,464,430.74       4,851,871.98     4,618,613.52

B. Series Allocations                        Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5    Series 2001-6
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             1                  2                  2                  2                2
Invested Amount                             250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                         1.41%              4.24%              4.09%              2.82%            3.95%
Series Alloc. Finance Charge Collections      4,777,660.72      14,332,982.15      13,855,216.08       9,555,321.43    13,377,450.00
Series Allocable Recoveries                     216,702.36         650,107.08         628,436.85         433,404.72       606,766.61
Series Alloc. Principal Collections          52,500,079.40     157,500,238.21     152,250,230.27     105,000,158.80   147,000,222.33
Series Allocable Defaulted Amount             1,539,537.84       4,618,613.52       4,464,659.74       3,079,075.68     4,310,705.95

B. Series Allocations                        Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3    Series 2002-4
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Adjusted Invested Amount                    650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00    35,000,000.00
Series Allocation Percentage                         3.67%              5.20%              5.31%              5.20%            2.82%
Series Alloc. Finance Charge Collections     12,421,917.86      17,581,791.43      17,964,004.29      17,581,791.43     9,555,321.43
Series Allocable Recoveries                     563,426.14         797,464.69         814,800.88         797,464.69       433,404.72
Series Alloc. Principal Collections         136,500,206.45     193,200,292.20     197,400,298.55     193,200,292.20   105,000,158.80
Series Allocable Defaulted Amount             4,002,798.38       5,665,499.25       5,788,662.28       5,665,499.25     3,079,075.68



B. Series Allocations                             Series 2002-5                                                          Trust Total
---------------------                             -------------                                                         ------------
Group Number                                                  2
Invested Amount                                  600,000,000.00                                                    17,705,000,000.00
Adjusted Invested Amount                         600,000,000.00                                                    17,705,000,000.00
Principal Funding Account Balance                          0.00                                                                 0.00
Series Required Transferor Amount                 42,000,000.00                                                     1,239,350,000.00
Series Allocation Percentage                              3.39%                                                                 100%
Series Alloc. Finance Charge Collections          11,466,385.72                                                       338,353,931.89
Series Allocable Recoveries                          520,085.67                                                        15,346,861.18
Series Alloc. Principal Collections              126,000,190.57                                                     3,718,055,623.28
Series Allocable Defaulted Amount                  3,694,890.82                                                       109,030,069.82

C. Group Allocations

1. Group 1 Allocations                                              Series 1997-1   Series 1999-1   Series 1999-2      Series 2000-1
----------------------                                              -------------   -------------   -------------      -------------

Investor Finance Charge Collections                                 17,009,723.80   17,003,570.80    8,501,785.40       8,501,785.40

Investor Monthly Interest                                            5,083,804.69    4,502,815.10    2,383,803.39       2,868,438.80
Investor Default Amount                                              5,479,175.32    5,479,175.32    2,739,587.66       2,739,587.66
Investor Monthly Fees                                                1,666,666.67    1,666,666.67      833,333.33         833,333.33
Investor Additional Amounts                                                  0.00            0.00            0.00               0.00
Total                                                               12,229,646.67   11,648,657.09    5,956,724.38       6,441,359.79

Reallocated Investor Finance Charge Collections                     17,009,723.80   17,003,570.80    8,501,785.40       8,501,785.40
Available Excess                                                     4,780,077.13    5,354,913.71    2,545,061.02       2,060,425.61

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                4,250,892.70                                                        55,267,758.10

Investor Monthly Interest                          1,112,839.19                                                        15,951,701.17
Investor Default Amount                            1,369,793.83                                                        17,807,319.77
Investor Monthly Fees                                416,666.67                                                         5,416,666.67
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,899,299.69                                                        39,175,687.61

Reallocated Investor Finance Charge Collections    4,250,892.70                                                        55,267,758.10
Available Excess                                   1,351,593.01                                                        16,092,070.48

2. Group 2 Allocations                            Series 1998-1     Series 1999-3   Series 1999-4   Series 1999-5      Series 1999-6
----------------------                            -------------     -------------   -------------   -------------      -------------

Investor Finance Charge Collections               17,003,570.80     17,003,570.80            0.00    8,501,785.40       8,504,728.40

Investor Monthly Interest                          1,713,611.11      1,775,783.33            0.00      930,279.86         914,349.31
Investor Default Amount                            5,479,175.32      5,479,175.32            0.00    2,739,587.66       2,739,587.66
Investor Monthly Fees                              1,666,666.67      1,666,666.67            0.00      833,333.33         833,333.33
Investor Additional Amounts                                0.00           0.00               0.00            0.00               0.00
Total                                              8,859,453.09      8,921,625.32            0.00    4,503,200.85       4,487,270.30

Reallocated Investor Finance Charge Collections   17,003,570.80     17,003,570.80            0.00    8,501,785.40       8,504,728.40
Available Excess                                   8,144,117.71      8,081,945.48            0.00    3,998,584.55       4,017,458.10

2. Group 2 Allocations                            Series 2000-2     Series 2000-3   Series 2000-4   Series 2000-5      Series 2001-1
----------------------                            -------------     -------------   -------------   -------------      -------------

Investor Finance Charge Collections                8,501,785.40     17,003,570.80   20,610,402.24   13,396,739.35      12,752,678.10

Investor Monthly Interest                            899,161.46      1,786,590.28    2,185,848.92    1,401,271.36       1,342,106.25
Investor Default Amount                            2,739,587.66      5,479,175.32    6,641,428.94    4,316,921.69       4,109,381.49
Investor Monthly Fees                                833,333.33      1,666,666.67    2,020,203.33    1,313,130.00       1,250,000.00
Investor Additional Amounts                                0.00              0.00            0.00            0.00               0.00
Total                                              4,472,082.45      8,932,432.26   10,847,481.19    7,031,323.05       6,701,487.74

Reallocated Investor Finance Charge Collections    8,501,785.40     17,003,570.80   20,610,402.24   13,396,739.35      12,752,678.10
Investment Funding Account Proceeds                                                      2,689.00
Available Excess                                   4,029,702.95      8,071,138.54    9,765,610.05    6,365,416.30       6,051,190.36



2. Group 2 Allocations                            Series 2001-3     Series 2001-4   Series 2001-5   Series 2001-6      Series 2001-7
----------------------                            -------------     -------------   -------------   -------------      -------------
Investor Finance Charge Collections               12,752,678.10     12,327,588.83    8,501,785.40   11,902,499.56      11,052,321.02

Investor Monthly Interest                          1,328,576.04      1,290,221.08      914,069.44    1,239,311.11       1,151,236.67
Investor Default Amount                            4,109,381.49      3,972,402.10    2,739,587.66    3,835,422.72       3,561,463.95
Investor Monthly Fees                              1,250,000.00      1,208,333.33      833,333.33    1,166,666.67       1,083,333.33
Investor Additional Amounts                                0.00              0.00            0.00            0.00               0.00
Total                                              6,687,957.53      6,470,956.51    4,486,990.44    6,241,400.50       5,796,033.95

Reallocated Investor Finance Charge Collections   12,752,678.10     12,327,588.83    8,501,785.40   11,902,499.56      11,052,321.02
Investment Funding Account Proceeds
Available Excess                                   6,064,720.57      5,856,632.32    4,014,794.96    5,661,099.06       5,256,287.06

2. Group 2 Allocations                            Series 2002-1     Series 2002-2   Series 2002-3   Series 2002-4      Series 2002-5
----------------------                            -------------     -------------   -------------   -------------      -------------

Investor Finance Charge Collections               15,643,285.14     15,983,356.55   15,643,285.14    8,501,785.40      10,202,142.48

Investor Monthly Interest                          1,632,968.06      1,663,974.94    1,627,937.44      796,412.50       1,022,129.17
Investor Default Amount                            5,040,841.29      5,150,424.80    5,040,841.29    2,739,587.66       3,287,505.19
Investor Monthly Fees                              1,533,333.33      1,566,666.67    1,533,333.33      833,333.33       1,000,000.00
Investor Additional Amounts                                0.00              0.00            0.00            1.00               2.00
Total                                              8,207,142.68      8,381,066.41    8,202,112.07    4,369,333.49       5,309,634.36

Reallocated Investor Finance Charge Collections   15,643,285.14     15,983,356.55   15,643,285.14    8,501,785.40      10,202,142.48
Investment Funding Account Proceeds
Available Excess                                   7,436,142.46      7,602,290.14    7,441,173.07    4,132,451.91       4,892,508.12

2. Group 2 Allocations                                                                                                 Group 2 Total
----------------------                                                                                                 -------------

Investor Finance Charge Collections                                                                                   245,789,558.90

Investor Monthly Interest                                                                                              25,615,838.33
Investor Default Amount                                                                                                79,201,479.18
Investor Monthly Fees                                                                                                  24,091,666.67
Investor Additional Amounts                                                                                                     0.00
Total                                                                                                                 128,908,984.18

Reallocated Investor Finance Charge Collections                                                                       245,789,558.90
Investment Funding Account Proceeds                                                                                         2,689.00
Available Excess                                                                                                      116,883,263.73


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                              242,237,936
61-90 Days Delinquent:                              143,211,850
90+ Days Delinquent:                                224,831,327
Total 30+ Days Delinquent:                          610,281,113



II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest               Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount          1,123,919,386.62       1,000,000,000.00       123,919,386.62
Beginning Adjusted Invested Amount                          N/A       1,000,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           19,110,642.86          17,009,723.80         2,107,072.06
Collections of Principal Receivables             210,000,317.61         186,846,423.43        23,153,894.18
Defaulted Amount                                   6,158,151.36           5,479,175.32           678,976.04

Ending Invested / Transferor Amounts           1,120,696,682.37       1,000,000,000.00       120,696,682.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                   4,325,000.00                   0.00                 0.00           4,325,000.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                6.4000%                6.5500%              2.2138%
Monthly Interest Due                               4,613,333.33             327,500.00           142,971.35           5,083,804.69
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 4,613,333.33             327,500.00           142,971.35           5,083,804.69
Investor Default Amount                            4,739,486.65             328,750.52           410,938.15           5,479,175.32
Investor Monthly Fees Due                          1,441,666.67             100,000.00           125,000.00           1,666,666.67
Investor Additional Amounts Due
Total Due                                         10,794,486.65             756,250.52           678,909.50          12,229,646.67

Reallocated Investor Finance Charge Collections                                                                      17,009,723.80
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               6,153.00
Series Adjusted Portfolio Yield                                                                                           13.5763%
Base Rate                                                                                                                  7.9481%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  ------


Beginning Certificates Balance                   865,000,000.00          60,000,000.00        75,000,000.00       1,000,000,000.00
Interest Distributions                             4,613,333.33             327,500.00           142,971.35           5,083,804.69
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                4,613,333.33             327,500.00           142,971.35           5,083,804.69
Ending Certificates Balance                      865,000,000.00          60,000,000.00        75,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after
       giving effect to all transactions on such
       Distribution Date:                                               $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $142,971.35

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $142,971.35

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00
                                      - 8 -

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,713,411.09

       a. Class A Monthly Interest:                             $4,613,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,739,486.65
       e. Excess Spread:                                        $5,360,591.11

   2.  Class B Available Funds:                                 $1,020,583.43

       a. Class B Monthly Interest:                               $327,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $693,083.43

   3.  Collateral Available Funds:                              $1,275,729.28

       a. Excess Spread:                                        $1,275,729.28

   4.  Total Excess Spread:                                     $7,329,403.82

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 1997-1 Allocable Principal
       Collections:                                           $210,000,317.61

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:         $186,846,423.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,846,423.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,479,175.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,325,598.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,325,598.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                           $7,329,403.82
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,750.52

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $142,971.35
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $410,938.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,780,077.13

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.9481%
       b. Prior Monthly Period                                        8.7818%
       c. Second Prior Monthly Period                                 7.4767%

   2.  Three Month Average Base Rate                                  8.0689%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5763%
       b. Prior Monthly Period                                       13.4059%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5523%



III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount          1,123,919,386.62       1,000,000,000.00       123,919,386.62
Beginning Adjusted Invested Amount                          N/A       1,000,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           19,110,642.86          17,003,570.80         2,107,072.06
Collections of Principal Receivables             210,000,317.61         186,846,423.43        23,153,894.18
Defaulted Amount                                   6,158,151.36           5,479,175.32           678,976.04

Ending Invested / Transferor Amounts           1,120,696,682.37       1,000,000,000.00       120,696,682.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9288%                2.0888%              2.4388%
Monthly Interest Due                               1,370,216.15             143,891.67           199,503.30           1,713,611.11
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,370,216.15             143,891.67           199,503.30           1,713,611.11
Investor Default Amount                            4,520,319.64             438,334.03           520,521.65           5,479,175.32
Investor Monthly Fees Due                          1,375,000.00             133,333.33           158,333.33           1,666,666.67
Investor Additional Amounts Due
Total Due                                          7,265,535.78             715,559.03           878,358.29           8,859,453.09

Reallocated Investor Finance Charge Collections                                                                      17,003,570.80
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  3.9800%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   825,000,000.00          80,000,000.00        95,000,000.00       1,000,000,000.00
Interest Distributions                             1,370,216.15             143,891.67           199,503.30           1,713,611.11
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,370,216.15             143,891.67           199,503.30           1,713,611.11
Ending Certificates Balance                      825,000,000.00          80,000,000.00        95,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.66

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.66

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.80

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.80

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $199,503.30

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $199,503.30

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,027,945.91

       a. Class A Monthly Interest:                             $1,370,216.15
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,520,319.64
       e. Excess Spread:                                        $8,137,410.13

   2.  Class B Available Funds:                                 $1,360,285.66

       a. Class B Monthly Interest:                               $143,891.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,216,394.00

   3.  Collateral Available Funds:                              $1,615,339.23

       a. Excess Spread:                                        $1,615,339.23

   4.  Total Excess Spread:                                    $10,969,143.35

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $210,000,317.61

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $186,846,423.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,846,423.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,479,175.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,325,598.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,325,598.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $10,969,143.35
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $438,334.03

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $199,503.30
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $520,521.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,144,117.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9800%
       b. Prior Monthly Period                                        4.1915%
       c. Second Prior Monthly Period                                 3.8623%

   2.  Three Month Average Base Rate                                  4.0113%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount          1,123,919,386.62       1,000,000,000.00       123,919,386.62
Beginning Adjusted Invested Amount                          N/A       1,000,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           19,110,642.86          17,003,570.80         2,107,072.06
Collections of Principal Receivables             210,000,317.61         186,846,423.43        23,153,894.18
Defaulted Amount                                   6,158,151.36           5,479,175.32           678,976.04

Ending Invested / Transferor Amounts           1,120,696,682.37       1,000,000,000.00       120,696,682.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                5.6000%                5.8500%              2.6888%
Monthly Interest Due                               4,036,666.67             292,500.00           173,648.44           4,502,815.10
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 4,036,666.67             292,500.00           173,648.44           4,502,815.10
Investor Default Amount                            4,739,486.65             328,750.52           410,938.15           5,479,175.32
Investor Monthly Fees Due                          1,441,666.67             100,000.00           125,000.00           1,666,666.67
Investor Additional Amounts Due
Total Due                                         10,217,819.98             721,250.52           709,586.59          11,648,657.09

Reallocated Investor Finance Charge Collections                                                                      17,003,570.80
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  7.2641%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   865,000,000.00          60,000,000.00        75,000,000.00       1,000,000,000.00
Interest Distributions                             4,036,666.67             292,500.00           173,648.44           4,502,815.10
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                4,036,666.67             292,500.00           173,648.44           4,502,815.10
Ending Certificates Balance                      865,000,000.00          60,000,000.00        75,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $173,648.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $173,648.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,708,088.74

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,739,486.65
       e. Excess Spread:                                        $5,931,935.43

   2.  Class B Available Funds:                                 $1,020,214.25

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $727,714.25

   3.  Collateral Available Funds:                              $1,275,267.81

       a. Excess Spread:                                        $1,275,267.81

   4.  Total Excess Spread:                                     $7,934,917.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $210,000,317.61

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $186,846,423.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,846,423.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,479,175.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,325,598.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,325,598.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,934,917.48
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,750.52

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $173,648.44
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $410,938.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,354,913.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.2641%
       b. Prior Monthly Period                                        8.0205%
       c. Second Prior Monthly Period                                 6.8363%

   2.  Three Month Average Base Rate                                  7.3736%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



V. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                 ------------         --------------          -----------
Beginning Invested /Transferor Amount            561,959,693.31         500,000,000.00        61,959,693.31
Beginning Adjusted Invested Amount                          N/A         500,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables            9,555,321.43           8,501,785.40         1,053,536.03
Collections of Principal Receivables             105,000,158.80          93,423,211.71        11,576,947.09
Defaulted Amount                                   3,079,075.68           2,739,587.66           339,488.02

Ending Invested / Transferor Amounts             560,348,341.18         500,000,000.00        60,348,341.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                5.9500%                6.1000%              2.6888%
Monthly Interest Due                               2,144,479.17             152,500.00            86,824.22           2,383,803.39
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 2,144,479.17             152,500.00            86,824.22           2,383,803.39
Investor Default Amount                            2,369,743.32             164,375.26           205,469.07           2,739,587.66
Investor Monthly Fees Due                            720,833.33              50,000.00            62,500.00             833,333.33
Investor Additional Amounts Due
Total Due                                          5,235,055.82             366,875.26           354,793.29           5,956,724.38

Reallocated Investor Finance Charge Collections                                                                       8,501,785.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  7.5758%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   432,500,000.00          30,000,000.00        37,500,000.00         500,000,000.00
Interest Distributions                             2,144,479.17             152,500.00            86,824.22           2,383,803.39
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                2,144,479.17             152,500.00            86,824.22           2,383,803.39
Ending Certificates Balance                      432,500,000.00          30,000,000.00        37,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $86,824.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $86,824.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,354,044.37

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,369,743.32
       e. Excess Spread:                                        $2,839,821.88

   2.  Class B Available Funds:                                   $510,107.12

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $357,607.12

   3.  Collateral Available Funds:                                $637,633.90

       a. Excess Spread:                                          $637,633.90

   4.  Total Excess Spread:                                     $3,835,062.91

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $105,000,158.80

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $93,423,211.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,423,211.71

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,739,587.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,162,799.37

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,162,799.37

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,835,062.91
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $164,375.26
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $86,824.22
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $205,469.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,545,061.02

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.5758%
       b. Prior Monthly Period                                        8.3657%
       c. Second Prior Monthly Period                                 7.1292%

   2.  Three Month Average Base Rate                                  7.6902%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



VI. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount          1,123,919,386.62       1,000,000,000.00       123,919,386.62
Beginning Adjusted Invested Amount                          N/A       1,000,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           19,110,642.86          17,003,570.80         2,107,072.06
Collections of Principal Receivables             210,000,317.61         186,846,423.43        23,153,894.18
Defaulted Amount                                   6,158,151.36           5,479,175.32           678,976.04

Ending Invested / Transferor Amounts           1,120,696,682.37       1,000,000,000.00       120,696,682.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9788%                2.1788%              2.6888%
Monthly Interest Due                               1,405,736.98             150,091.67           219,954.69           1,775,783.33
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,405,736.98             150,091.67           219,954.69           1,775,783.33
Investor Default Amount                            4,520,319.64             438,334.03           520,521.65           5,479,175.32
Investor Monthly Fees Due                          1,375,000.00             133,333.33           158,333.33           1,666,666.67
Investor Additional Amounts Due
Total Due                                          7,301,056.61             721,759.03           898,809.68           8,921,625.32

Reallocated Investor Finance Charge Collections                                                                      17,003,570.80
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0532%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   825,000,000.00          80,000,000.00        95,000,000.00       1,000,000,000.00
Interest Distributions                             1,405,736.98             150,091.67           219,954.69           1,775,783.33
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,405,736.98             150,091.67           219,954.69           1,775,783.33
Ending Certificates Balance                      825,000,000.00          80,000,000.00        95,000,000.00       1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $219,954.69

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $219,954.69

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,027,945.91

       a. Class A Monthly Interest:                             $1,405,736.98
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,520,319.64
       e. Excess Spread:                                        $8,101,889.30

   2.  Class B Available Funds:                                 $1,360,285.66

       a. Class B Monthly Interest:                               $150,091.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,210,194.00

   3.  Collateral Available Funds:                              $1,615,339.23

       a. Excess Spread:                                        $1,615,339.23

   4.  Total Excess Spread:                                    $10,927,422.52

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $210,000,317.61

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $186,846,423.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,846,423.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,479,175.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,325,598.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,325,598.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,927,422.52
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $438,334.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $219,954.69
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $520,521.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,081,945.48

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0532%
       b. Prior Monthly Period                                        4.2647%
       c. Second Prior Monthly Period                                 3.9355%

   2.  Three Month Average Base Rate                                  4.0845%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



VII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations           Interest               Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount                      0.00                   0.00                 0.00
Beginning Adjusted Invested Amount                          N/A                   0.00                  N/A
Floating Allocation Percentage                              N/A                0.0000%              0.0000%
Principal Allocation Percentage                             N/A                0.0000%              0.0000%
Collections of Finance Chg. Receivables                    0.00                   0.00                 0.00
Collections of Principal Receivables                       0.00                   0.00                 0.00
Defaulted Amount                                           0.00                   0.00                 0.00
Ending Invested / Transferor Amounts                       0.00                   0.00                 0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                0.0000%                0.0000%              0.0000%                  0.00%
Monthly Interest Due                                       0.00                   0.00                 0.00                   0.00
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                         0.00                   0.00                 0.00                   0.00
Investor Default Amount                                    0.00                   0.00                 0.00                   0.00
Investor Monthly Fees Due                                  0.00                   0.00                 0.00                   0.00
Investor Additional Amounts Due
Total Due                                                  0.00                   0.00                 0.00                   0.00

Reallocated Investor Finance Charge Collections                                                                               0.00
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                            0.0000%
Base Rate                                                                                                                  0.0000%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                             0.00                   0.00                 0.00                   0.00
Interest Distributions                                     0.00                   0.00                 0.00                   0.00
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                        0.00                   0.00                 0.00                   0.00
Ending Certificates Balance                                0.00                   0.00                 0.00                   0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $0.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $0.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $0.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $0.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                                 $0.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                                $0.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                         $0.00

       a. Class A Monthly Interest:                                     $0.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):                 $0.00
       e. Excess Spread:                                                $0.00

   2.  Class B Available Funds:                                         $0.00

       a. Class B Monthly Interest:                                     $0.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                                $0.00

   3.  Collateral Available Funds:                                      $0.00

       a. Excess Spread:                                                $0.00

   4.  Total Excess Spread:                                             $0.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                 $0.00

   2.  Series 1999-4 Allocable Principal
       Collections:                                                     $0.00

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:                   $0.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                             $0.00

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                               $0.00

   7.  Other amounts Treated as Available Principal
       Collections:                                                     $0.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                          $0.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                         N/A

   2.  Required Collateral Invested Amount                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   4.  Treated as Shared Principal Collections:                           N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                       $0.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   3.  Principal Distribution:                                          $0.00

   4.  Treated as Shared Principal Collections:                         $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                                   $0.00
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                         $0.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                          $0.00
   9.  Applied to unpaid Monthly Servicing Fee:                         $0.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                                 $0.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                         $0.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                          N\A
       b. Prior Monthly Period                                            N\A
       c. Second Prior Monthly Period                                     N\A

   2.  Three Month Average Base Rate                                      N\A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                          N\A
       b. Prior Monthly Period                                            N\A
       c. Second Prior Monthly Period                                     N\A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N\A



VIII. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          ------------
Beginning Invested /Transferor Amount            561,959,693.31         500,000,000.00        61,959,693.31
Beginning Adjusted Invested Amount                          N/A         500,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables            9,555,321.43           8,501,785.40         1,053,536.03
Collections of Principal Receivables             105,000,158.80          93,423,211.71        11,576,947.09
Defaulted Amount                                   3,079,075.68           2,739,587.66           339,488.02

Ending Invested / Transferor Amounts             560,348,341.18         500,000,000.00        60,348,341.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                2.0788%                2.3188%              2.7388%
Monthly Interest Due                                 738,389.32              79,868.06           112,022.48             930,279.86
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   738,389.32              79,868.06           112,022.48             930,279.86
Investor Default Amount                            2,260,159.82             219,167.01           260,260.83           2,739,587.66
Investor Monthly Fees Due                            687,500.00              66,666.67            79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                          3,686,049.14             365,701.73           451,449.98           4,503,200.85

Reallocated Investor Finance Charge Collections                                                                       8,501,785.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.1530%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00
Interest Distributions                               738,389.32              79,868.06           112,022.48             930,279.86
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                  738,389.32              79,868.06           112,022.48             930,279.86
Ending Certificates Balance                      412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.79

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.79

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $112,022.48

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $112,022.48

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,013,972.95

       a. Class A Monthly Interest:                               $738,389.32
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,260,159.82
       e. Excess Spread:                                        $4,015,423.81

   2.  Class B Available Funds:                                   $680,142.83

       a. Class B Monthly Interest:                                $79,868.06
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $600,274.78

   3.  Collateral Available Funds:                                $807,669.61

       a. Excess Spread:                                          $807,669.61

   4.  Total Excess Spread:                                     $5,423,368.20

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $105,000,158.80

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $93,423,211.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,423,211.71

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,739,587.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,162,799.37

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,162,799.37

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,423,368.20
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $219,167.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $112,022.48
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $260,260.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,998,584.55

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1530%
       b. Prior Monthly Period                                        4.3645%
       c. Second Prior Monthly Period                                 4.0354%

   2.  Three Month Average Base Rate                                  4.1843%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



IX. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            561,959,693.31         500,000,000.00        61,959,693.31
Beginning Adjusted Invested Amount                          N/A         500,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables            9,555,321.43           8,504,728.40         1,053,536.03
Collections of Principal Receivables             105,000,158.80          93,423,211.71        11,576,947.09
Defaulted Amount                                   3,079,075.68           2,739,587.66           339,488.02

Ending Invested / Transferor Amounts             560,348,341.18         500,000,000.00        60,348,341.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                            2,062,500.00                   0.00                 0.00           2,062,500.00

Coupon  July 15, 2002 to August 14, 2002                2.0388%                2.2688%              2.7388%
Monthly Interest Due                                 724,180.99              78,145.83           112,022.48             914,349.31
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   724,180.99              78,145.83           112,022.48             914,349.31
Investor Default Amount                            2,260,159.82             219,167.01           260,260.83           2,739,587.66
Investor Monthly Fees Due                            687,500.00              66,666.67            79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                          3,671,840.81             363,979.51           451,449.98           4,487,270.30

Reallocated Investor Finance Charge Collections                                                                       8,504,728.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                               2,943.00
Series Adjusted Portfolio Yield                                                                                           13.5760%
Base Rate                                                                                                                  4.1155%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00
Interest Distributions                               724,180.99              78,145.83           112,022.48             914,349.31
Principal Deposits - Prin. Funding Account       412,500,000.00          40,000,000.00                 0.00         452,500,000.00
Principal Distributions                          412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00
Total Distributions                              413,224,180.99          40,078,145.83        47,612,022.48         500,914,349.31
Ending Certificates Balance                                0.00                   0.00                 0.00                   0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                            $1,001.76

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.76

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                        $1,001.95

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.95

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                        $47,612,022.48

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $112,022.48

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                      $47,500,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,016,400.93

       a. Class A Monthly Interest:                               $724,180.99
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,260,159.82
       e. Excess Spread:                                        $4,032,060.12

   2.  Class B Available Funds:                                   $680,378.27

       a. Class B Monthly Interest:                                $78,145.83
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $602,232.44

   3.  Collateral Available Funds:                                $807,949.20

       a. Excess Spread:                                          $807,949.20

   4.  Total Excess Spread:                                     $5,442,241.76

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 1999-6 Allocable Principal
       Collections:                                           $105,000,158.80

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:          $93,423,211.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,423,211.71

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                     $403,837,200.63

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,739,587.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $500,000,000.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                                         N/A

   2.  Required Collateral Invested Amount                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   4.  Treated as Shared Principal Collections:                           N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                             $452,500,000.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:               $47,500,000.00

   3.  Principal Distribution:                                $500,000,000.00

   4.  Treated as Shared Principal Collections:                         $0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                           $5,442,241.76
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $219,167.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $112,022.48
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $260,260.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,017,458.10

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1155%
       b. Prior Monthly Period                                        4.3270%
       c. Second Prior Monthly Period                                 3.9978%

   2.  Three Month Average Base Rate                                  4.1468%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5760%
       b. Prior Monthly Period                                       13.4055%
       c. Second Prior Monthly Period                                13.6825%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5547%



X. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            561,959,693.31         500,000,000.00        61,959,693.31
Beginning Adjusted Invested Amount                          N/A         500,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables            9,555,321.43           8,501,785.40         1,053,536.03
Collections of Principal Receivables             105,000,158.80          93,423,211.71        11,576,947.09
Defaulted Amount                                   3,079,075.68           2,739,587.66           339,488.02

Ending Invested / Transferor Amounts             560,348,341.18         500,000,000.00        60,348,341.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                7.2000%                7.4000%              2.7388%
Monthly Interest Due                               2,595,000.00             185,000.00            88,438.80           2,868,438.80
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 2,595,000.00             185,000.00            88,438.80           2,868,438.80
Investor Default Amount                            2,369,743.32             164,375.26           205,469.07           2,739,587.66
Investor Monthly Fees Due                            720,833.33              50,000.00            62,500.00             833,333.33
Investor Additional Amounts Due
Total Due                                          5,685,576.66             399,375.26           356,407.88           6,441,359.79

Reallocated Investor Finance Charge Collections                                                                       8,501,785.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  8.7171%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  ------

Beginning Certificates Balance                   432,500,000.00          30,000,000.00        37,500,000.00         500,000,000.00
Interest Distributions                             2,595,000.00             185,000.00            88,438.80           2,868,438.80
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                2,595,000.00             185,000.00            88,438.80           2,868,438.80
Ending Certificates Balance                      432,500,000.00          30,000,000.00        37,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $88,438.80

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $88,438.80

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,354,044.37

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,369,743.32
       e. Excess Spread:                                        $2,389,301.05

   2.  Class B Available Funds:                                   $510,107.12

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $325,107.12

   3.  Collateral Available Funds:                                $637,633.90

       a. Excess Spread:                                          $637,633.90

   4.  Total Excess Spread:                                     $3,352,042.08

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $105,000,158.80

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $93,423,211.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,423,211.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,739,587.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,162,799.37

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,162,799.37

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,352,042.08
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $164,375.26
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $88,438.80
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $205,469.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,060,425.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.7171%
       b. Prior Monthly Period                                        9.6288%
       c. Second Prior Monthly Period                                 8.2015%

   2.  Three Month Average Base Rate                                  8.8491%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XI. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations             Interest             Interest
----------------------------------                 ------------         --------------          -----------
Beginning Invested /Transferor Amount            561,959,693.31         500,000,000.00        61,959,693.31
Beginning Adjusted Invested Amount                          N/A         500,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables            9,555,321.43           8,501,785.40         1,053,536.03
Collections of Principal Receivables             105,000,158.80          93,423,211.71        11,576,947.09
Defaulted Amount                                   3,079,075.68           2,739,587.66           339,488.02

Ending Invested / Transferor Amounts             560,348,341.18         500,000,000.00        60,348,341.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                2.0038%                2.1888%              2.7388%
Monthly Interest Due                                 711,748.70              75,390.28           112,022.48             899,161.46
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   711,748.70              75,390.28           112,022.48             899,161.46
Investor Default Amount                            2,260,159.82             219,167.01           260,260.83           2,739,587.66
Investor Monthly Fees Due                            687,500.00              66,666.67            79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                          3,659,408.52             361,223.96           451,449.98           4,472,082.45

Reallocated Investor Finance Charge Collections                                                                       8,501,785.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0798%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00
Interest Distributions                               711,748.70              75,390.28           112,022.48             899,161.46
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                  711,748.70              75,390.28           112,022.48             899,161.46
Ending Certificates Balance                      412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.73

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.73

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $112,022.48

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $112,022.48

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,013,972.95

       a. Class A Monthly Interest:                               $711,748.70
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,260,159.82
       e. Excess Spread:                                        $4,042,064.44

   2.  Class B Available Funds:                                   $680,142.83

       a. Class B Monthly Interest:                                $75,390.28
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $604,752.55

   3.  Collateral Available Funds:                                $807,669.61

       a. Excess Spread:                                          $807,669.61

   4.  Total Excess Spread:                                     $5,454,486.61

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $105,000,158.80

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $93,423,211.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,423,211.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,739,587.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,162,799.37

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,162,799.37

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,454,486.61
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $219,167.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $112,022.48
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $260,260.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,029,702.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0797%
       b. Prior Monthly Period                                        4.2913%
       c. Second Prior Monthly Period                                 3.9621%

   2.  Three Month Average Base Rate                                  4.1110%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                 ------------         --------------          -----------
Beginning Invested /Transferor Amount          1,123,919,386.62       1,000,000,000.00       123,919,386.62
Beginning Adjusted Invested Amount                          N/A       1,000,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           19,110,642.86          17,003,570.80         2,107,072.06
Collections of Principal Receivables             210,000,317.61         186,846,423.43        23,153,894.18
Defaulted Amount                                   6,158,151.36           5,479,175.32           678,976.04

Ending Invested / Transferor Amounts           1,120,696,682.37       1,000,000,000.00       120,696,682.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9988%                2.1888%              2.6387%
Monthly Interest Due                               1,419,945.31             150,780.56           215,864.41           1,786,590.28
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,419,945.31             150,780.56           215,864.41           1,786,590.28
Investor Default Amount                            4,520,319.64             438,334.03           520,521.65           5,479,175.32
Investor Monthly Fees Due                          1,375,000.00             133,333.33           158,333.33           1,666,666.67
Investor Additional Amounts Due
Total Due                                          7,315,264.95             722,447.91           894,719.40           8,932,432.26

Reallocated Investor Finance Charge Collections                                                                      17,003,570.80
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0659%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   825,000,000.00          80,000,000.00        95,000,000.00       1,000,000,000.00
Interest Distributions                             1,419,945.31             150,780.56           215,864.41           1,786,590.28
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,419,945.31             150,780.56           215,864.41           1,786,590.28
Ending Certificates Balance                      825,000,000.00          80,000,000.00        95,000,000.00       1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.72

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.72

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $215,864.41

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $215,864.41

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,027,945.91

       a. Class A Monthly Interest:                             $1,419,945.31
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,520,319.64
       e. Excess Spread:                                        $8,087,680.96

   2.  Class B Available Funds:                                 $1,360,285.66

       a. Class B Monthly Interest:                               $150,780.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,209,505.11

   3.  Collateral Available Funds:                              $1,615,339.23

       a. Excess Spread:                                        $1,615,339.23

   4.  Total Excess Spread:                                    $10,912,525.30

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $210,000,317.61

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $186,846,423.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $186,846,423.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,479,175.32

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $192,325,598.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $192,325,598.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,912,525.30
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $438,334.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $215,864.41
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $520,521.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,071,138.54

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0659%
       b. Prior Monthly Period                                        4.2775%
       c. Second Prior Monthly Period                                 3.9483%

   2.  Three Month Average Base Rate                                  4.0972%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XIII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount          1,362,327,414.75       1,212,122,000.00       150,205,414.75
Beginning Adjusted Invested Amount                          N/A       1,212,122,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           23,164,430.65          20,613,091.24         2,554,028.40
Collections of Principal Receivables             254,546,004.98         226,480,660.46        28,065,344.52
Defaulted Amount                                   7,464,430.74           6,641,428.94           823,001.80

Ending Invested / Transferor Amounts           1,358,421,104.02       1,212,122,000.00       146,299,104.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                2.0119%                2.2369%              2.6888%
Monthly Interest Due                               1,732,452.22             186,783.83           266,612.87           2,185,848.92
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,732,452.22             186,783.83           266,612.87           2,185,848.92
Investor Default Amount                            5,479,175.32             531,315.63           630,938.00           6,641,428.94
Investor Monthly Fees Due                          1,666,666.67             161,616.67           191,920.00           2,020,203.33
Investor Additional Amounts Due
Total Due                                          8,878,294.20             879,716.13         1,089,470.86          10,847,481.19

Reallocated Investor Finance Charge Collections                                                                      20,610,402.24
Interest and Principal Funding Investment Proceeds                                                                        2,689.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5717%
Base Rate                                                                                                                  4.0856%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                 1,000,000,000.00          96,970,000.00       115,152,000.00       1,212,122,000.00
Interest Distributions                             1,732,452.22             186,783.83           266,612.87           2,185,848.92
Interest Deposits - Interest Funding Account      (1,732,452.22)           (186,783.83)                0.00          (1,919,236.05)
Interest Funding Account Distributions                     0.00                   0.00                 0.00                   0.00
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                        0.00                   0.00           266,612.87             266,612.87
Ending Interest Funding Account Balance            3,297,247.78             355,491.80                 0.00           3,652,739.58
Ending Certificates Balance                    1,000,000,000.00          96,970,000.00       115,152,000.00       1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.73

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.73

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.93

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.93

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $266,612.87

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $266,612.87

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$17,006,259.80

       a. Class A Monthly Interest:                             $1,732,452.22
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,479,175.32
       e. Excess Spread:                                        $9,794,632.26

   2.  Class B Available Funds:                                 $1,648,836.26

       a. Class B Monthly Interest:                               $186,783.83
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,462,052.43

   3.  Collateral Available Funds:                              $1,957,995.18

       a. Excess Spread:                                        $1,957,995.18

   4.  Total Excess Spread:                                    $13,214,679.88

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $254,546,004.98

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $226,480,660.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $226,480,660.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,641,428.94

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $233,122,089.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $233,122,089.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,214,679.88
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $531,315.63
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $266,612.87
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $630,938.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,765,610.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0856%
       b. Prior Monthly Period                                        4.2960%
       c. Second Prior Monthly Period                                 4.0706%

   2.  Three Month Average Base Rate                                  4.1508%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5717%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6807%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5505%



XIV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations           Interest               Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            885,511,358.49         787,878,000.00        97,633,358.49
Beginning Adjusted Invested Amount                          N/A         787,878,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           15,056,855.08          13,396,739.35         1,660,115.72
Collections of Principal Receivables             165,454,630.24         147,212,186.40        18,242,443.84
Defaulted Amount                                   4,851,871.98           4,316,921.69           534,950.29

Ending Invested / Transferor Amounts             882,972,260.71         787,878,000.00        95,094,260.71


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9788%                2.2188%              2.6888%
Monthly Interest Due                               1,107,550.35             120,424.51           173,296.51           1,401,271.36
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,107,550.35             120,424.51           173,296.51           1,401,271.36
Investor Default Amount                            3,561,463.95             345,352.42           410,105.31           4,316,921.69
Investor Monthly Fees Due                          1,083,333.33             105,050.00           124,746.67           1,313,130.00
Investor Additional Amounts Due
Total Due                                          5,752,347.64             570,826.93           708,148.49           7,031,323.05

Reallocated Investor Finance Charge Collections                                                                      13,396,739.35
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0565%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   650,000,000.00          63,030,000.00        74,848,000.00         787,878,000.00
Interest Distributions                             1,107,550.35             120,424.51           173,296.51           1,401,271.36
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,107,550.35             120,424.51           173,296.51           1,401,271.36
Ending Certificates Balance                      650,000,000.00          63,030,000.00        74,848,000.00         787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.91

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.91

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $173,296.51

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $173,296.51

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,052,321.02

       a. Class A Monthly Interest:                             $1,107,550.35
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,561,463.95
       e. Excess Spread:                                        $6,383,306.72

   2.  Class B Available Funds:                                 $1,071,735.07

       a. Class B Monthly Interest:                               $120,424.51
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $951,310.56

   3.  Collateral Available Funds:                              $1,272,683.27

       a. Excess Spread:                                        $1,272,683.27

   4.  Total Excess Spread:                                     $8,607,300.55

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $165,454,630.24

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $147,212,186.40

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $147,212,186.40

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,316,921.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $151,529,108.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $151,529,108.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,607,300.55
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $345,352.42
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $173,296.51
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $410,105.31
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,365,416.30

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0565%
       b. Prior Monthly Period                                        4.2680%
       c. Second Prior Monthly Period                                 3.9388%

   2.  Three Month Average Base Rate                                  4.0877%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            842,939,539.96         750,000,000.00        92,939,539.96
Beginning Adjusted Invested Amount                          N/A         750,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           14,332,982.15          12,752,678.10         1,580,304.05
Collections of Principal Receivables             157,500,238.21         140,134,817.57        17,365,420.64
Defaulted Amount                                   4,618,613.52           4,109,381.49           509,232.03

Ending Invested / Transferor Amounts             840,522,511.78         750,000,000.00        90,522,511.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9788%                2.2588%              2.7888%
Monthly Interest Due                               1,054,302.73             116,702.08           171,101.43           1,342,106.25
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,054,302.73             116,702.08           171,101.43           1,342,106.25
Investor Default Amount                            3,390,239.73             328,750.52           390,391.24           4,109,381.49
Investor Monthly Fees Due                          1,031,250.00             100,000.00           118,750.00           1,250,000.00
Investor Additional Amounts Due
Total Due                                          5,475,792.46             545,452.60           680,242.67           6,701,487.74

Reallocated Investor Finance Charge Collections                                                                      12,752,678.10
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0693%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   618,750,000.00          60,000,000.00        71,250,000.00         750,000,000.00
Interest Distributions                             1,054,302.73             116,702.08           171,101.43           1,342,106.25
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,054,302.73             116,702.08           171,101.43           1,342,106.25
Ending Certificates Balance                      618,750,000.00          60,000,000.00        71,250,000.00         750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.95

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.95

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $171,101.43

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $171,101.43

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,520,959.43

       a. Class A Monthly Interest:                             $1,054,302.73
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,390,239.73
       e. Excess Spread:                                        $6,076,416.97

   2.  Class B Available Funds:                                 $1,020,214.25

       a. Class B Monthly Interest:                               $116,702.08
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $903,512.16

   3.  Collateral Available Funds:                              $1,211,504.42

       a. Excess Spread:                                        $1,211,504.42

   4.  Total Excess Spread:                                     $8,191,433.56

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $157,500,238.21

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $140,134,817.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $140,134,817.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,109,381.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $144,244,199.06

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $144,244,199.06

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,191,433.56
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,750.52
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $171,101.43
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $390,391.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,051,190.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0693%
       b. Prior Monthly Period                                        4.2808%
       c. Second Prior Monthly Period                                 3.9517%

   2.  Three Month Average Base Rate                                  4.1006%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XVI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            280,979,846.65         250,000,000.00        30,979,846.65
Beginning Adjusted Invested Amount                          N/A         250,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables            4,777,660.72           4,250,892.70           526,768.02
Collections of Principal Receivables              52,500,079.40          46,711,605.86         5,788,473.55
Defaulted Amount                                   1,539,537.84           1,369,793.83           169,744.01

Ending Invested / Transferor Amounts             280,174,170.59         250,000,000.00        30,174,170.59


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                5.5300%                5.8300%              2.6888%
Monthly Interest Due                                 996,552.08              72,875.00            43,412.11           1,112,839.19
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   996,552.08              72,875.00            43,412.11           1,112,839.19
Investor Default Amount                            1,184,871.66              82,187.63           102,734.54           1,369,793.83
Investor Monthly Fees Due                            360,416.67              25,000.00            31,250.00             416,666.67
Investor Additional Amounts Due
Total Due                                          2,541,840.41             180,062.63           177,396.65           2,899,299.69

Reallocated Investor Finance Charge Collections                                                                       4,250,892.70
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  7.2035%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  ------

Beginning Certificates Balance                   216,250,000.00          15,000,000.00        18,750,000.00         250,000,000.00
Interest Distributions                               996,552.08              72,875.00            43,412.11           1,112,839.19
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                  996,552.08              72,875.00            43,412.11           1,112,839.19
Ending Certificates Balance                      216,250,000.00          15,000,000.00        18,750,000.00         250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $43,412.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $43,412.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,677,022.19

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,184,871.66
       e. Excess Spread:                                        $1,495,598.44

   2.  Class B Available Funds:                                   $255,053.56

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $182,178.56

   3.  Collateral Available Funds:                                $318,816.95

       a. Excess Spread:                                          $318,816.95

   4.  Total Excess Spread:                                     $1,996,593.95

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $52,500,079.40

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $46,711,605.86

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $46,711,605.86

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,369,793.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $48,081,399.69

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $48,081,399.69

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,996,593.95
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $82,187.63
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $43,412.11
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $102,734.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,351,593.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.2035%
       b. Prior Monthly Period                                        7.9535%
       c. Second Prior Monthly Period                                 6.7794%

   2.  Three Month Average Base Rate                                  7.3121%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XVII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            842,939,539.96         750,000,000.00        92,939,539.96
Beginning Adjusted Invested Amount                          N/A         750,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           14,332,982.15          12,752,678.10         1,580,304.05
Collections of Principal Receivables             157,500,238.21         140,134,817.57        17,365,420.64
Defaulted Amount                                   4,618,613.52           4,109,381.49           509,232.03

Ending Invested / Transferor Amounts             840,522,511.78         750,000,000.00        90,522,511.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9688%                2.2188%             2.6888%
Monthly Interest Due                               1,048,974.61             114,635.42           164,966.02           1,328,576.04
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,048,974.61             114,635.42           164,966.02           1,328,576.04
Investor Default Amount                            3,390,239.73             328,750.52           390,391.24           4,109,381.49
Investor Monthly Fees Due                          1,031,250.00             100,000.00           118,750.00           1,250,000.00
Investor Additional Amounts Due
Total Due                                          5,470,464.34             543,385.94           674,107.26           6,687,957.53

Reallocated Investor Finance Charge Collections                                                                      12,752,678.10
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0481%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   618,750,000.00          60,000,000.00        71,250,000.00         750,000,000.00
Interest Distributions                             1,048,974.61             114,635.42           164,966.02           1,328,576.04
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,048,974.61             114,635.42           164,966.02           1,328,576.04
Ending Certificates Balance                      618,750,000.00          60,000,000.00        71,250,000.00         750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.91

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.91

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $164,966.02

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $164,966.02

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,520,959.43

       a. Class A Monthly Interest:                             $1,048,974.61
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,390,239.73
       e. Excess Spread:                                        $6,081,745.10

   2.  Class B Available Funds:                                 $1,020,214.25

       a. Class B Monthly Interest:                               $114,635.42
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $905,578.83

   3.  Collateral Available Funds:                              $1,211,504.42

       a. Excess Spread:                                        $1,211,504.42

   4.  Total Excess Spread:                                     $8,198,828.35

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $157,500,238.21

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $140,134,817.57

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $140,134,817.57

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,109,381.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $144,244,199.06

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $144,244,199.06

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,198,828.35
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $328,750.52
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $164,966.02
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $390,391.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,064,720.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0481%
       b. Prior Monthly Period                                        4.2596%
       c. Second Prior Monthly Period                                 3.9304%

   2.  Three Month Average Base Rate                                  4.0794%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XVIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations           Interest               Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            814,841,555.30         725,000,000.00        89,841,555.30
Beginning Adjusted Invested Amount                          N/A         725,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           13,855,216.08          12,327,588.83         1,527,627.25
Collections of Principal Receivables             152,250,230.27         135,463,656.98        16,786,573.28
Defaulted Amount                                   4,464,659.74           3,972,402.10           492,257.63

Ending Invested / Transferor Amounts             812,505,094.72         725,000,000.00        87,505,094.72


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9688%                2.2188%              2.7888%
Monthly Interest Due                               1,014,008.79             110,814.24           165,398.05           1,290,221.08
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,014,008.79             110,814.24           165,398.05           1,290,221.08
Investor Default Amount                            3,277,231.74             317,792.17           377,378.20           3,972,402.10
Investor Monthly Fees Due                            996,875.00              96,666.67           114,791.67           1,208,333.33
Investor Additional Amounts Due
Total Due                                          5,288,115.52             525,273.07           657,567.92           6,470,956.51

Reallocated Investor Finance Charge Collections                                                                      12,327,588.83
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0577%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
---------------------------------------------           -------                -------           ----------                  -----

Beginning Certificates Balance                   598,125,000.00          58,000,000.00        68,875,000.00         725,000,000.00
Interest Distributions                             1,014,008.79             110,814.24           165,398.05           1,290,221.08
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,014,008.79             110,814.24           165,398.05           1,290,221.08
Ending Certificates Balance                      598,125,000.00          58,000,000.00        68,875,000.00         725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.70

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.70

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.91

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.91

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $165,398.05

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $165,398.05

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,170,260.78

       a. Class A Monthly Interest:                             $1,014,008.79
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,277,231.74
       e. Excess Spread:                                        $5,879,020.26

   2.  Class B Available Funds:                                   $986,207.11

       a. Class B Monthly Interest:                               $110,814.24
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $875,392.87

   3.  Collateral Available Funds:                              $1,171,120.94

       a. Excess Spread:                                        $1,171,120.94

   4.  Total Excess Spread:                                     $7,925,534.07

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $152,250,230.27

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $135,463,656.98

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $135,463,656.98

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,972,402.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $139,436,059.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $139,436,059.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,925,534.07
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $317,792.17
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $165,398.05
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $377,378.20
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,856,632.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0577%
       b. Prior Monthly Period                                        4.2692%
       c. Second Prior Monthly Period                                 3.9401%

   2.  Three Month Average Base Rate                                  4.0890%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XIX. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            561,959,693.31         500,000,000.00        61,959,693.31
Beginning Adjusted Invested Amount                          N/A         500,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables            9,555,321.43           8,501,785.40         1,053,536.03
Collections of Principal Receivables             105,000,158.80          93,423,211.71        11,576,947.09
Defaulted Amount                                   3,079,075.68           2,739,587.66           339,488.02

Ending Invested / Transferor Amounts             560,348,341.18         500,000,000.00        60,348,341.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                2.0188%                2.2888%              2.8887%
Monthly Interest Due                                 717,076.82              78,834.72           118,157.90             914,069.44
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   717,076.82              78,834.72           118,157.90             914,069.44
Investor Default Amount                            2,260,159.82             219,167.01           260,260.83           2,739,587.66
Investor Monthly Fees Due                            687,500.00              66,666.67            79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                          3,664,736.64             364,668.40           457,585.39           4,486,990.44

Reallocated Investor Finance Charge Collections                                                                       8,501,785.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.1149%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00
Interest Distributions                               717,076.82              78,834.72           118,157.90             914,069.44
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                  717,076.82              78,834.72           118,157.90             914,069.44
Ending Certificates Balance                      412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.74

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.74

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.97

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.97

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $118,157.90

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $118,157.90

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,013,972.95

       a. Class A Monthly Interest:                               $717,076.82
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,260,159.82
       e. Excess Spread:                                        $4,036,736.31

   2.  Class B Available Funds:                                   $680,142.83

       a. Class B Monthly Interest:                                $78,834.72
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $601,308.11

   3.  Collateral Available Funds:                                $807,669.61

       a. Excess Spread:                                          $807,669.61

   4.  Total Excess Spread:                                     $5,445,714.04

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $105,000,158.80

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $93,423,211.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,423,211.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,739,587.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,162,799.37

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,162,799.37

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,445,714.04
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $219,167.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $118,157.90
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $260,260.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,014,794.96

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1149%
       b. Prior Monthly Period                                        4.3264%
       c. Second Prior Monthly Period                                 3.9972%

   2.  Three Month Average Base Rate                                  4.1461%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            786,743,570.63         700,000,000.00        86,743,570.63
Beginning Adjusted Invested Amount                          N/A         700,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           13,377,450.00          11,902,499.56         1,474,950.44
Collections of Principal Receivables             147,000,222.33         130,792,496.40        16,207,725.93
Defaulted Amount                                   4,310,705.95           3,835,422.72           475,283.23

Ending Invested / Transferor Amounts             784,487,677.66         700,000,000.00        84,487,677.66


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9588%                2.1888%              2.7888%
Monthly Interest Due                                 974,070.05             105,546.39           159,694.67           1,239,311.11
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   974,070.05             105,546.39           159,694.67           1,239,311.11
Investor Default Amount                            3,164,223.74             306,833.82           364,365.16           3,835,422.72
Investor Monthly Fees Due                            962,500.00              93,333.33           110,833.33           1,166,666.67
Investor Additional Amounts Due
Total Due                                          5,100,793.80             505,713.54           634,893.16           6,241,400.50

Reallocated Investor Finance Charge Collections                                                                      11,902,499.56
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0469%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----


Beginning Certificates Balance                   577,500,000.00          56,000,000.00        66,500,000.00         700,000,000.00
Interest Distributions                               974,070.05             105,546.39           159,694.67           1,239,311.11
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                  974,070.05             105,546.39           159,694.67           1,239,311.11
Ending Certificates Balance                      577,500,000.00          56,000,000.00        66,500,000.00         700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $159,694.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $159,694.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,819,562.14

       a. Class A Monthly Interest:                               $974,070.05
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,164,223.74
       e. Excess Spread:                                        $5,681,268.34

   2.  Class B Available Funds:                                   $952,199.96

       a. Class B Monthly Interest:                               $105,546.39
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $846,653.58

   3.  Collateral Available Funds:                              $1,130,737.46

       a. Excess Spread:                                        $1,130,737.46

   4.  Total Excess Spread:                                     $7,658,659.37

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $147,000,222.33

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $130,792,496.40

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $130,792,496.40

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,835,422.72

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $134,627,919.12

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $134,627,919.12

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,658,659.37
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $306,833.82
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $159,694.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $364,365.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,661,099.06

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0469%
       b. Prior Monthly Period                                        4.2584%
       c. Second Prior Monthly Period                                 3.9293%

   2.  Three Month Average Base Rate                                  4.0782%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XXI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations           Interest               Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            730,547,601.30         650,000,000.00        80,547,601.30
Beginning Adjusted Invested Amount                          N/A         650,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           12,421,917.86          11,052,321.02         1,369,596.84
Collections of Principal Receivables             136,500,206.45         121,450,175.23        15,050,031.22
Defaulted Amount                                   4,002,798.38           3,561,463.95           441,334.43

Ending Invested / Transferor Amounts             728,452,843.54         650,000,000.00        78,452,843.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9588%                2.1988%              2.7888%
Monthly Interest Due                                 904,493.62              98,455.14           148,287.91           1,151,236.67
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   904,493.62              98,455.14           148,287.91           1,151,236.67
Investor Default Amount                            2,938,207.76             284,917.12           338,339.08           3,561,463.95
Investor Monthly Fees Due                            893,750.00              86,666.67           102,916.67           1,083,333.33
Investor Additional Amounts Due
Total Due                                          4,736,451.38             470,038.92           589,543.65           5,796,033.95

Reallocated Investor Finance Charge Collections                                                                      11,052,321.02
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0477%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   536,250,000.00          52,000,000.00        61,750,000.00         650,000,000.00
Interest Distributions                               904,493.62              98,455.14           148,287.91           1,151,236.67
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                  904,493.62              98,455.14           148,287.91           1,151,236.67
Ending Certificates Balance                      536,250,000.00          52,000,000.00        61,750,000.00         650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.69

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.69

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.89

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.89

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $148,287.91

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $148,287.91

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,118,164.84

       a. Class A Monthly Interest:                               $904,493.62
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,938,207.76
       e. Excess Spread:                                        $5,275,463.46

   2.  Class B Available Funds:                                   $884,185.68

       a. Class B Monthly Interest:                                $98,455.14
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $785,730.54

   3.  Collateral Available Funds:                              $1,049,970.50

       a. Excess Spread:                                        $1,049,970.50

   4.  Total Excess Spread:                                     $7,111,164.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $136,500,206.45

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $121,450,175.23

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $121,450,175.23

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,561,463.95

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $125,011,639.18

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $125,011,639.18

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,111,164.50
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $284,917.12
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $148,287.91
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $338,339.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,256,287.06

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0477%
       b. Prior Monthly Period                                        4.2593%
       c. Second Prior Monthly Period                                 3.9301%

   2.  Three Month Average Base Rate                                  4.0790%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XXII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount          1,034,005,835.69         920,000,000.00       114,005,835.69
Beginning Adjusted Invested Amount                          N/A         920,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           17,581,791.43          15,643,285.14         1,938,506.30
Collections of Principal Receivables             193,200,292.20         171,898,709.55        21,301,582.65
Defaulted Amount                                   5,665,499.25           5,040,841.29           624,657.96

Ending Invested / Transferor Amounts           1,031,040,947.78         920,000,000.00       111,040,947.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9488%                2.2388%              2.8887%
Monthly Interest Due                               1,273,670.52             141,887.00           217,410.53           1,632,968.06
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,273,670.52             141,887.00           217,410.53           1,632,968.06
Investor Default Amount                            4,158,694.06             403,267.30           478,879.92           5,040,841.29
Investor Monthly Fees Due                          1,265,000.00             122,666.67           145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                          6,697,364.59             667,820.97           841,957.12           8,207,142.68

Reallocated Investor Finance Charge Collections                                                                      15,643,285.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0522%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   759,000,000.00          73,600,000.00        87,400,000.00         920,000,000.00
Interest Distributions                             1,273,670.52             141,887.00           217,410.53           1,632,968.06
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,273,670.52             141,887.00           217,410.53           1,632,968.06
Ending Certificates Balance                      759,000,000.00          73,600,000.00        87,400,000.00         920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.93

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.93

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $217,410.53

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $217,410.53

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,905,710.24

       a. Class A Monthly Interest:                             $1,273,670.52
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,158,694.06
       e. Excess Spread:                                        $7,473,345.65

   2.  Class B Available Funds:                                 $1,251,462.81

       a. Class B Monthly Interest:                               $141,887.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,109,575.81

   3.  Collateral Available Funds:                              $1,486,112.09

       a. Excess Spread:                                        $1,486,112.09

   4.  Total Excess Spread:                                    $10,069,033.55

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $193,200,292.20

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $171,898,709.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $171,898,709.55

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,040,841.29

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,939,550.84

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,939,550.84

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,069,033.55
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $403,267.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $217,410.53
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $478,879.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,436,142.46

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0522%
       b. Prior Monthly Period                                        4.2638%
       c. Second Prior Monthly Period                                 3.9346%

   2.  Three Month Average Base Rate                                  4.0835%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XXIII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount          1,056,484,223.42         940,000,000.00       116,484,223.42
Beginning Adjusted Invested Amount                          N/A         940,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           17,964,004.29          15,983,356.55         1,980,647.74
Collections of Principal Receivables             197,400,298.55         175,635,638.02        21,764,660.53
Defaulted Amount                                   5,788,662.28           5,150,424.80           638,237.48

Ending Invested / Transferor Amounts           1,053,454,881.43         940,000,000.00       113,454,881.43


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9488%                2.2288%              2.8388%
Monthly Interest Due                               1,301,359.01             144,323.94           218,291.99           1,663,974.94
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,301,359.01             144,323.94           218,291.99           1,663,974.94
Investor Default Amount                            4,249,100.46             412,033.98           489,290.36           5,150,424.80
Investor Monthly Fees Due                          1,292,500.00             125,333.33           148,833.33           1,566,666.67
Investor Additional Amounts Due
Total Due                                          6,842,959.47             681,691.26           856,415.68           8,381,066.41

Reallocated Investor Finance Charge Collections                                                                      15,983,356.55
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0466%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   775,500,000.00          75,200,000.00        89,300,000.00         940,000,000.00
Interest Distributions                             1,301,359.01             144,323.94           218,291.99           1,663,974.94
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,301,359.01             144,323.94           218,291.99           1,663,974.94
Ending Certificates Balance                      775,500,000.00          75,200,000.00        89,300,000.00         940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.92

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.92

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $218,291.99

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $218,291.99

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,186,269.15

       a. Class A Monthly Interest:                             $1,301,359.01
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,249,100.46
       e. Excess Spread:                                        $7,635,809.69

   2.  Class B Available Funds:                                 $1,278,668.52

       a. Class B Monthly Interest:                               $144,323.94
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,134,344.58

   3.  Collateral Available Funds:                              $1,518,418.87

       a. Excess Spread:                                        $1,518,418.87

   4.  Total Excess Spread:                                    $10,288,573.14

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $197,400,298.55

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $175,635,638.02

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $175,635,638.02

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,150,424.80

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $180,786,062.82

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $180,786,062.82

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,288,573.14
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $412,033.98
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $218,291.99
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $489,290.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,602,290.14

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0466%
       b. Prior Monthly Period                                        4.2581%
       c. Second Prior Monthly Period                                 3.9290%

   2.  Three Month Average Base Rate                                  4.0779%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XXIV. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount          1,034,005,835.69         920,000,000.00       114,005,835.69
Beginning Adjusted Invested Amount                          N/A         920,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           17,581,791.43          15,643,285.14         1,938,506.30
Collections of Principal Receivables             193,200,292.20         171,898,709.55        21,301,582.65
Defaulted Amount                                   5,665,499.25           5,040,841.29           624,657.96

Ending Invested / Transferor Amounts           1,031,040,947.78         920,000,000.00       111,040,947.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.9488%                2.2188%              2.8388%
Monthly Interest Due                               1,273,670.52             140,619.44           213,647.48           1,627,937.44
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                 1,273,670.52             140,619.44           213,647.48           1,627,937.44
Investor Default Amount                            4,158,694.06             403,267.30           478,879.92           5,040,841.29
Investor Monthly Fees Due                          1,265,000.00             122,666.67           145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                          6,697,364.59             666,553.41           838,194.07           8,202,112.07

Reallocated Investor Finance Charge Collections                                                                      15,643,285.14
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.0458%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   759,000,000.00          73,600,000.00        87,400,000.00         920,000,000.00
Interest Distributions                             1,273,670.52             140,619.44           213,647.48           1,627,937.44
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                1,273,670.52             140,619.44           213,647.48           1,627,937.44
Ending Certificates Balance                      759,000,000.00          73,600,000.00        87,400,000.00         920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.68

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.68

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.91

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.91

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $213,647.48

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $213,647.48

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,905,710.24

       a. Class A Monthly Interest:                             $1,273,670.52
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,158,694.06
       e. Excess Spread:                                        $7,473,345.65

   2.  Class B Available Funds:                            =    $1,251,462.81

       a. Class B Monthly Interest:                               $140,619.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,110,843.37

   3.  Collateral Available Funds:                              $1,486,112.09

       a. Excess Spread:                                        $1,486,112.09

   4.  Total Excess Spread:                                    $10,070,301.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $193,200,292.20

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $171,898,709.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $171,898,709.55

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,040,841.29

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,939,550.84

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,939,550.84

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,070,301.11
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $403,267.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $213,647.48
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $478,879.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,441,173.07

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.0458%
       b. Prior Monthly Period                                        4.2573%
       c. Second Prior Monthly Period                                 3.9281%

   2.  Three Month Average Base Rate                                  4.0771%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                       13.3992%
       c. Second Prior Monthly Period                                13.6748%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.5477%



XV. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
----------------------------------                  -----------         --------------          -----------
Beginning Invested /Transferor Amount            561,959,693.31         500,000,000.00        61,959,693.31
Beginning Adjusted Invested Amount                          N/A         500,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables            9,555,321.43           8,501,785.40         1,053,536.03
Collections of Principal Receivables             105,000,158.80          93,423,211.71        11,576,947.09
Defaulted Amount                                   3,079,075.68           2,739,587.66           339,488.02

Ending Invested / Transferor Amounts             560,348,341.18         500,000,000.00        60,348,341.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                1.8788%                2.1488%              2.6888%
Monthly Interest Due                                 624,292.97              69,237.50           102,882.03             796,412.50
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   624,292.97              69,237.50           102,882.03             796,412.50
Investor Default Amount                            2,260,159.82             219,167.01           260,260.83           2,739,587.66
Investor Monthly Fees Due                            687,500.00              66,666.67            79,166.67             833,333.33
Investor Additional Amounts Due
Total Due                                          3,571,952.79             355,071.18           442,309.53           4,369,333.49

Reallocated Investor Finance Charge Collections                                                                       8,501,785.40
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  3.9671%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00
Interest Distributions                               624,292.97              69,237.50           102,882.03             796,412.50
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                  624,292.97              69,237.50           102,882.03             796,412.50
Ending Certificates Balance                      412,500,000.00          40,000,000.00        47,500,000.00         500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.51

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.51

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.73

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.73

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $102,882.03

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $102,882.03

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,013,972.95

       a. Class A Monthly Interest:                               $624,292.97
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,260,159.82
       e. Excess Spread:                                        $4,129,520.17

   2.  Class B Available Funds:                                   $680,142.83

       a. Class B Monthly Interest:                                $69,237.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $610,905.33

   3.  Collateral Available Funds:                                $807,669.61

       a. Excess Spread:                                          $807,669.61

   4.  Total Excess Spread:                                     $5,548,095.11

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $105,000,158.80

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $93,423,211.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $93,423,211.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,739,587.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $96,162,799.37

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $96,162,799.37

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $5,548,095.11
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $219,167.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $102,882.03
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $260,260.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,132,451.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9671%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A



XXVI. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                  Allocations            Interest              Interest
Beginning Invested /Transferor Amount            674,351,631.97         600,000,000.00        74,351,631.97
Beginning Adjusted Invested Amount                          N/A         600,000,000.00                  N/A
Floating Allocation Percentage                              N/A               88.9744%             11.0257%
Principal Allocation Percentage                             N/A               88.9744%             11.0257%
Collections of Finance Chg. Receivables           11,466,385.72          10,202,142.48         1,264,243.24
Collections of Principal Receivables             126,000,190.57         112,107,854.06        13,892,336.51
Defaulted Amount                                   3,694,890.82           3,287,505.19           407,385.63

Ending Invested / Transferor Amounts             672,418,009.42         600,000,000.00        72,418,009.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                  Class A                Class B            Interest                   Total
--------------------------------------                  -------                -------           ----------                  -----

Principal Funding Account                                  0.00                   0.00                 0.00                   0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                 0.00                   0.00
Reserve Draw Amount                                        0.00                   0.00                 0.00                   0.00
Available Reserve Account Amount                           0.00                   0.00                 0.00                   0.00
Reserve Account Surplus                                    0.00                   0.00                 0.00                   0.00

Coupon  July 15, 2002 to August 14, 2002                2.0088%                2.2888%              2.8887%
Monthly Interest Due                                 800,989.06              88,498.33           132,641.77           1,022,129.17
Outstanding Monthly Interest Due                           0.00                   0.00                 0.00                   0.00
Additional Interest Due                                    0.00                   0.00                 0.00                   0.00
Total Interest Due                                   800,989.06              88,498.33           132,641.77           1,022,129.17
Investor Default Amount                            2,712,191.78             263,000.42           312,312.99           3,287,505.19
Investor Monthly Fees Due                            825,000.00              80,000.00            95,000.00           1,000,000.00
Investor Additional Amounts Due
Total Due                                          4,338,180.84             431,498.75           539,954.76           5,309,634.36

Reallocated Investor Finance Charge Collections                                                                      10,202,142.48
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           13.5691%
Base Rate                                                                                                                  4.1065%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions            Class A                Class B            Interest                   Total
--------------------------------------------            -------                -------           ----------                  -----

Beginning Certificates Balance                   495,000,000.00          48,000,000.00        57,000,000.00         600,000,000.00
Interest Distributions                               800,989.06              88,498.33           132,641.77           1,022,129.17
Principal Deposits - Prin. Funding Account                 0.00                   0.00                 0.00                   0.00
Principal Distributions                                    0.00                   0.00                 0.00                   0.00
Total Distributions                                  800,989.06              88,498.33           132,641.77           1,022,129.17
Ending Certificates Balance                      495,000,000.00          48,000,000.00        57,000,000.00         600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.62

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.62

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.84

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.84

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $132,641.77

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $132,641.77

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,416,767.55

       a. Class A Monthly Interest:                               $800,989.06
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,712,191.78
       e. Excess Spread:                                        $4,903,586.70

   2.  Class B Available Funds:                                   $816,171.40

       a. Class B Monthly Interest:                                $88,498.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $727,673.07

   3.  Collateral Available Funds:                                $969,203.54

       a. Excess Spread:                                          $969,203.54

   4.  Total Excess Spread:                                     $6,600,463.30

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              88.9744%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $126,000,190.57

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $112,107,854.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $112,107,854.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,287,505.19

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $115,395,359.25

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $115,395,359.25

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $6,600,463.30
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $263,000.42
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $132,641.77
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $312,312.99
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,892,508.12

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.1065%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.5690%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A